NYT P-1 04/10

SUPPLEMENT DATED APRIL 28, 2010

TO THE PROSPECTUS DATED FEBRUARY 1, 2010 OF

FRANKLIN NEW YORK TAX-FREE TRUST

(Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin New York Insured Tax-Free Income Fund (New York Insured Fund), a series of Franklin New York Tax-Free Trust, with and into Franklin New York Tax-Free Income Fund (New York Income Fund).

New York Insured Fund and New York Income Fund have the same investment goal – to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

It is anticipated that, during the third quarter of 2010, shareholders of the New York Insured Fund will receive an Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The reorganization is currently expected to be completed in August 2010.

At the close of market on May 7, 2010, the New York Insured Fund will be closed to new investors, with limited exceptions. After the closure date, additional purchases may be made by (1) Employee Sponsored Retirement Plans with participant accounts invested in the Fund on May 7, 2010; and (2) existing shareholders. Employer Sponsored Retirement Plans invested in the Fund on May 7, 2010, may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. The New York Insured Fund will not accept any additional purchases after the close of market on August 6, 2010. The New York Insured Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.